AIM ETF Products Trust
(the “Trust”)
And each of the Trust’s series
AllianzIM U.S. Large Cap Buffer10 Apr ETF
AllianzIM U.S. Large Cap Buffer20 Apr ETF
AllianzIM U.S. Large Cap Buffer10 Jul ETF
AllianzIM U.S. Large Cap Buffer20 Jul ETF
AllianzIM U.S. Large Cap Buffer10 Oct ETF
AllianzIM U.S. Large Cap Buffer20 Oct ETF
 (each a “Fund” and together the “Funds”)

Supplement to Each Fund’s Prospectus and Statement of Additional Information
December 9, 2020

The Funds have added a new portfolio manager, Josiah Highmark, in addition to Thomas Paustian, who remains a portfolio manager.  Accordingly, each Fund’s Prospectus and Statement of Additional Information are supplemented to add the following information regarding Mr. Highmark:
•
Josiah Highmark is an Assistant Vice President at the Adviser. Mr. Highmark has served as Portfolio Manager for the Fund since December 2020. Mr. Highmark joined the Adviser in June of 2020. Previously, Mr. Highmark managed ETF and indexed funds at Invesco from 2014 to 2020, most recently as Manager, Portfolio Management Analysts.

As of the date of this Supplement, Mr. Highmark did not have responsibility for the day-to-day management of any other accounts, and he did not beneficially own any Shares of any Fund.